Sidoti & Company, LLC 10th Annual NY Emerging Growth Institutional Investor Forum April 4, 2006

This presentation may contain, in addition to historical information, various "forward-looking statements" that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Southern Community's actual operating results and financial position to differ materially from those projected in the forward-looking statements. Such forward-looking statements can be identified by the use of forward looking terminology, such as "may," "will," "expect," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward- looking statements are further qualified by important factors that could cause Southern Community's actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward looking statements. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation. FORWARD-LOOKING STATEMENTS -3-

Corporate Profile CORPORATE PROFILE Started - November 18, 1996 State Chartered, Fed Member and Report to the SEC SCFC Operates 19 Banking Offices in 8 Counties Banking Office in Raleigh, NC New Branch in Mooresville, NC (Charlotte) by year-end VCS Management, LLC Small Business Investment Company -5-

Corporate & Financial Highlights CORPORATE & FINANCIAL HIGHLIGHTS In our nine years of existence we have: Leveraged an experienced and entrepreneurial management team Created a diverse, full service financial institution for the long term Pay Quarterly dividend - currently $.03 per share Became 3rd largest community bank headquartered in N.C.; largest in the Triad (Greensboro, Winston-Salem, High Point) -7-

Corporate & Financial Highlights CORPORATE & FINANCIAL HIGHLIGHTS In our nine years of existence we have: Built $135.4 million in equity, 17.6 million shares outstanding Market Capitalization of $158.5 million (as of 12/31/05) Implemented a strong credit culture As of December 31, 2005: NPLs of $1.4 million (0.16% of loans) NPAs of $1.7 million (0.13% of assets) $11.8 million reserves (1.36% of loans; 837% of NPLs) Positioned competitively to transition new relationships Reputation for service, community focus -9-

Philosophy PHILOSOPHY PROFITABILITY G R O W T H Q U A L I T Y S E R V I C E -11-

Branch Network BRANCH NETWORK Current Branches Current Loan Office/Pending Branch CHARLOTTE WINSTON-SALEM Headquarters GREENSBORO HIGH POINT -13- RALEIGH MOORESVILLE

Our Market Area OUR MARKET AREA Piedmont Region is the 12-county area of NC that stretches from Raleigh in the East to Charlotte in the West. Southern Community headquarters located in Winston-Salem, center of the Piedmont. Population for the Piedmont Triad (one of the top 50 MSAs, includes Greensboro, High Point, Winston-Salem) is expected to grow 15% by 2010. FedEx will construct a hub at Piedmont Triad International Airport (Greensboro), while Dell has opened its largest computer assembly plant in Winston-Salem. Economic development boom throughout Piedmont, with a focus on Health Care, Education and Research industries. N.C. is the 6th fastest growing state and 6th most visited. -15-

POPULATION PROJECTIONS BY MARKET -17-

SOUND INFRASTRUCTURE Leadership of Management and Board Corporate Governance Regulatory Compliance Customer Security Soundness in Lending Risk Management Team -19-

Target Market MANAGEMENT TEAM F. Scott Bauer; Chairman, Chief Executive Officer (Founder) Age: 52 Banking/Related Fields Experience: 27 yrs. Joined Southern Community: 1995 Jeff T. Clark; President Age: 42 Banking/Related Fields Experience: 18 yrs. Joined Southern Community: 1996 David W. Hinshaw; Executive VP, Chief Financial Officer/ Chief Risk Officer Age: 48 Banking/Related Fields Experience: 25 yrs. SEC Regulations Committee Joined Southern Community: 2005 -21-

Target Market MANAGEMENT TEAM Merle B. Andrews; Executive VP, Senior Operations Officer Age: 50 Banking/Related Fields Experience: 29 yrs. Joined Southern Community: 2004 (The Community Bank: 1997) Robert L. Davis, Jr.; Executive VP, Commercial Banking Manager Age: 40 Banking/Related Fields Experience: 21 yrs. Joined Southern Community: 1996 Paul E. Neil, III; Chief Credit Officer Age: 42 Banking/Related Fields Experience: 21 yrs. Joined Southern Community: 2003 Scott C. McLean; Treasurer Age: 41 Banking/Related Fields Experience: 14 yrs. Joined Southern Community: 2001 -23-

FINANCIAL PROFILE -25- In Millions of Dollars except per share

KEY FINANCIAL RATIOS -27-

DEPOSIT PORTFOLIO COMPOSITION -29- 11.8% 11.7% 9.0% 9.3% 9.2% 33.5% 27.9% 31.1% 25.8% 24.4% 54.7% 60.4% 59.9% 64.9% 66.4%

FUNDING MIX -31- 8.3% 7.4% 7.0% 9.2% 9.7% 81.4% 72.5% 70.2% 69.2% 72.6% 10.3% 20.1% 22.8% 21.6% 17.7%

Agencies MBS Municipals Corporate/Other East 48 42 4 6 INVESTMENT PORTFOLIO COMPOSITION At December 31, 2005: Total Dollars = Approximately $292 million Average TE Yield = 4.03% Average Duration = 3.12 years Projected Runoff = Approximately $37 million in 2006 -33-

Commercial Mortgage Residential Mortgage Consumer Construction C&I East 33 28 3 18 18 LOAN PORTFOLIO COMPOSITION At December 31, 2005: -35- Approximately 60% Floating

BALANCE SHEET MANAGEMENT Reducing funding costs through raising core deposits and reducing debt Implemented loan pricing model in '05 Sold $11MM in low-yielding securities in December '05, reinvesting proceeds in higher-yielding loans Investments accounted for 22.7% of assets at 12/31/05, down from 25.6% at 12/31/04 Began share repurchase programs in 2nd quarter; 461M shares (approximately 2.6% of shares) repurchased through 12/31/05; 439M shares remaining under September authorization Moved Scott McLean, Treasurer, to full time Balance Sheet Management -37-

ASSET QUALITY AND RESERVES Lend to Established Businesses with Historical Cash Flow Do Not Participate in Large Syndications Independent Loan Review NPAs Are Low - 0.13% of Total Assets $11.8 Million in ALLL, 1.36% of Loans, 8.37x NPLs -39-

Target Market TARGET MARKETS Small & Medium Sized Businesses Owners Managers Professionals Residential Builders / Developers Retail Customers -41-

CONSOLIDATION CREATES OPPORTUNITY Wachovia - their target customer is larger - $50MM-$100MM in sales Bank of America - National Retail Strategy - abandoned local base SunTrust / Acquired NCFC / Acquired CCB, which operated as a N.C. Community bank. Less decision making in our market. (Total of $1.2 billion in deposits in Forsyth and Guilford Counties) Royal Bank of Canada / Centura - focused internally BBT - focus has been on acquisitions out of state -43-

POSITIONED FOR GROWTH Well capitalized Sound, excellent quality Infrastructure and people in place to support a much larger institution A leader in: - Service - Business Banking -Construction Lending Competitive, entrepreneurial, determined -45-

POSITIONED FOR GROWTH Very experienced, proven commercial banking team Strong Construction lending division, growing and producing excellent fee income Southern Community Advisors (Wealth Management Group) Enhanced Mortgage division, new manager, more aggressive posture in new markets Retail Bank to emphasize sales/deposit gathering Entering Raleigh and Mooresville (Charlotte) two fast growing markets -47-

FOCUS AND STRATEGY Our Future Strategy: Expand Market Through de novo Locations or Accretive Acquisitions Diversify Our Revenue - Expand Mortgage Operations - Build Southern Community Advisors, our Wealth Management Division Leverage Commercial Bank Loans & Relationships Leverage Infrastructure and People Enhance Profitability - Build core deposit base - Build annuitized income - Expense control - Improve margins -49-

WHY INVEST IN SOUTHERN COMMUNITY? Reputation Service Focus Competitive Sound Credit and Risk Culture Strong Management Team, Committed Employees Consolidation Opportunities - well positioned in North Carolina Inside Ownership (13.2% as of 12/31/05) Long term focus to build a solid, competitive, high performance institution -51-

RELATIVE COMPARISON GRAPH (1997-Present) -53- Initial investors have seen a return of 2.83 times their investment, or a CAGR of 12.5%

CLOSING QUESTIONS & ANSWERS NASDAQ "SCMF" NASDAQ "SCMFO" -55-